Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
Operating Leases—The Company leases office space in countries in which it operates. As of December 31, 2014, the future minimum lease payments under the non-cancelable operating leases with lease terms in excess of one year was as follows:

(In thousands)
Years Ending December 31,
2015	$2,389
2016	2,294
2017	2,212
2018	2,127
2019	2,083
Thereafter	10,223
Total future minimum lease payments	$21,328

During the years ended December 31, 2014, 2013 and 2012, rent expense was $4.5 million, $2.0 million and $1.7 million, respectively.
Commitments—As of December 31, 2014, and 2013, Pacific Drilling had no material commitments other than the high-specification drillship construction purchase commitments discussed in Note 3.
Our liquidity fluctuates depending on a number of factors, including, among others, our revenue efficiency and the timing of collecting accounts receivable as well as amounts paid for operating costs. We believe that our cash on hand and cash flows generated from operating activities and existing credit facilities will provide sufficient liquidity over the next twelve months to fund our working capital needs, scheduled payments on our long-term debt and capital expenditures.
Letters of Credit—As of December 31, 2014, we were contingently liable under certain performance, bid and custom bonds and letters of credit totaling approximately $258.1 million related to letters of credit issued as security in the normal course of our business.
Contingencies—It is to be expected that we and our subsidiaries will be routinely involved in litigation and disputes arising in the ordinary course of our business. On April 16, 2013, Transocean filed a complaint against us in the United States District Court for the Southern District of Texas alleging infringement of their dual activity patents. Transocean subsequently filed an Amended Complaint against us on May 13, 2013. In its Amended Complaint, Transocean seeks relief in the form of a permanent injunction, compensatory damages, enhanced damages, court costs and fees. On May 31, 2013, we filed our Answer to the Amended Complaint and our Counterclaims seeking Declaratory Judgments that we do not infringe the asserted Transocean patents and that such patents are invalid and unenforceable. On April 15, 2014, the Court held a claim construction hearing, and the parties are awaiting the Court’s claim construction order. The remaining case deadlines are calculated as a number of weeks after the Court’s issuance of the claim construction order. We do not believe that the ultimate liability, if any, resulting from any such pending litigation will have a material adverse effect on our financial position, results of operations or cash flows.
We maintain loss of hire insurance that becomes effective 45 days after an accident or major equipment failure covered by hull and machinery insurance, resulting in a downtime event and extends for 180 days. The Pacific Scirocco underwent repairs and upgrades to ensure engine reliability, which was a covered event under our loss of hire policy that resulted in the $23.7 million of loss of hire insurance recovery recognized during the year ended December 31, 2012. During the years ended December 31, 2014 and December 31, 2013, there was no loss of hire insurance recovery.